UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2025

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2500 Innovation Way Greenfield, Indiana (Address of principal executive offices)	46140 (Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	ELAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Elanco Animal Health Incorporated (the “Company”) held its annual meeting of shareholders on May 16, 2025. Voting results for each matter submitted to a vote at the 2025 annual meeting are provided below.

Proposal 1. Election of Directors. All of the nominees nominated by the Board for director were elected to serve for a one-year term ending at the 2026 annual meeting of shareholders and until their respective successors are elected and qualified, by the votes set forth in the table below.

Nominee	For	Against	Abstain	Broker Non-Votes
Kapila K. Anand	300,900,004	156,032,826	208,081	16,176,812
Paul Herendeen	432,060,248	24,992,504	88,159	16,176,812

Proposal 2. The shareholders ratified the appointment of Ernst & Young LLP as Elanco’s independent registered public accounting firm for 2025, by the votes set forth in the table below.

For	Against	Abstain
470,067,158	3,077,086	173,479

Proposal 3. The shareholders approved, by non-binding vote, the compensation of Elanco’s named executive officers, by the votes set forth in the table below.

For	Against	Abstain	Broker Non-Votes
244,532,049	212,491,837	117,025	16,176,812

Proposal 4. The shareholders approved, by non-binding vote, every one year as the frequency with which shareholders vote on executive compensation, by the votes set forth in the table below.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
434,846,332	342,872	21,735,091	216,616	16,176,812

Based on the results and consistent with the Board of Directors' recommendation, the Company has determined that it will conduct an advisory vote on executive compensation annually until the next required frequency vote, which will occur no later than the Company’s 2031 annual meeting of shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elanco Animal Health Incorporated

Date: May 20, 2025	By:	/s/ Shiv O’Neill
Name: Shiv O’Neill
Title: Executive Vice President, General Counsel and Corporate Secretary